================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              OXIS INTERNATIONAL
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           OXIS INTERNATIONAL, INC.
                       6040 N. CUTTER CIRCLE, SUITE 317
                            PORTLAND, OREGON 97217

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 9, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of OXIS International, Inc., a Delaware corporation ("OXIS" or the "Company"), will be held at the Fifth Avenue Suites Hotel, 506 S.W. Washington, Portland, Oregon 97205, on Friday, May 9, 1997 at 2:00 p.m. (local time), for the following purposes:

     1. To elect a Board of eight (8) Directors to serve for the ensuing year and until their successors are elected.

     2. To consider and act upon a proposal to amend the Company's Restated Certificate of Incorporation to (i) increase the authorized number of shares of OXIS common stock from 40,000,000 shares to 50,000,000 shares.

     3. To approve an amendment of the Company's 1994 Stock Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 2,000,000 shares, to an aggregate of 4,200,000 shares.

     4. To transact such other and further business as may properly come before the meeting or adjournment or adjournments thereof.

     Common and preferred stockholders of record at the close of business on March 28, 1997, are entitled to notice of and to vote at the meeting. A complete list of such stockholders is open to examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, at the offices of the Company, located at 6040 N. Cutter Circle, Suite 317, Portland, Oregon 97217.

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, is enclosed herewith.

                                By Order of the Board of Directors



                                /s/ Jon S. Pitcher

                                Jon S. Pitcher, Secretary

Dated: April 10, 1997

     You are urged to fill in, sign, date and mail the enclosed Proxy as soon as possible. If you attend the meeting and vote in person, the Proxy will not be used. If the Proxy is mailed in the United States in the enclosed envelope, no postage is required. The prompt return of your Proxy will save the expense involved in further communication.

                            OXIS INTERNATIONAL, INC.
                        6040 N. CUTTER CIRCLE, SUITE 317
                            PORTLAND, OREGON  97217

                                PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 9, 1997
                                                                  March 28, 1997

This Proxy Statement is furnished to you in connection with the solicitation by the Board of Directors of OXIS International, Inc., a Delaware corporation ("OXIS" or the "Company"), of Proxies in the accompanying form to be used at the Annual Meeting of Stockholders ("Meeting") to be held at the Fifth Avenue Suites Hotel, 506 S.W. Washington, Portland, Oregon 97205, on Friday, May 9, 1997 at 2:00 p.m. (local time) and at any subsequent time which may be necessary by the adjournment thereof.

If you were a holder of record of Common Stock, Series B Preferred Stock or Series C Preferred Stock of the Company (the "Voting Stock") at the close of business on March 28, 1997, you are entitled to vote at the meeting and your presence is desired. However, to assure your representation at the meeting, you are urged by the Board of Directors of the Company to sign and return the enclosed proxy as soon as possible. You can, of course, revoke your proxy at any time before it is voted if you so desire, either in person at the meeting or by delivery of a duly executed written statement to that effect delivered to the Secretary of the Company.

The Company is paying all costs of the solicitation of Proxies, including the expenses of printing and mailing to its stockholders this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and form of Proxy and the Annual Report on Form 10-K for the fiscal year ended December 31, 1996. The Company has engaged Corporate Investor Communications to assist the Company in the distribution and solicitation of Proxies and has agreed to pay Corporate Investor Communications a fee of $900 plus expenses for its services. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses, in accordance with the regulations of the Securities and Exchange Commission, in sending Proxies and proxy materials to the beneficial owners of the Company's Common Stock and voting preferred stock. Officers or employees of the Company may also solicit Proxies in person, or by mail, telegram or telephone, but such persons will receive no compensation for work, other than their normal compensation as such officers or employees.

At the close of business on March 28, 1997, 14,439,992 shares of Common Stock, 642,583 shares of Series B Preferred Stock, 1,262,543 shares of Series C Preferred Stock, 1,550 shares of Series D Preferred Stock, and 2,200 shares of Series E Preferred Stock were outstanding. Shares of Series B and Series C Preferred Stock are entitled to vote at the Annual Meeting. Each share of Common Stock and Series B Preferred Stock outstanding as of March 28, 1997, is entitled to one vote. Each share of Series C Preferred Stock outstanding as of March 28, 1997, is entitled to the number of votes equal to the number of common shares into which the Series C Preferred share is convertible times 1.30 divided by the average closing bid price of the Company's Common Stock during the fifteen (15) consecutive trading days immediately prior to the date such share of Series C Preferred Stock was purchased. Shares of Series D and Series E Preferred Stock outstanding as of March 28, 1997 are not entitled to vote at the Annual Meeting. As of the record date, each share of Series C Preferred Stock is entitled to
1.08 - 1.15 votes, resulting in a total of 1,384,544 votes for all of the Series C Preferred Stock outstanding. This Proxy Statement and the enclosed Proxy are first being mailed to the stockholders of the Company on or about April 10, 1997.


                           PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be received at the Company's executive offices on or before December 9, 1997 for inclusion in the Company's Proxy Statement with respect to such meeting.

                           PROXIES AND VOTE REQUIRED

PROXIES

The persons named as Proxies for the Meeting in the enclosed proxy card
(Ray R. Rogers, director and Chairman of the Board and Anna D. Barker, Ph.D., director, President and Chief Executive Officer) were selected by OXIS' Board of Directors.

VOTING OF PROXIES

All properly executed Proxies that are not revoked will be voted at the Meeting in accordance with the instructions contained therein. Proxies containing no instructions regarding the proposals specified in the form of proxy will be voted FOR approval of all proposals in accordance with the recommendation of the Board of Directors of the Company. Any stockholder signing a proxy has the power to revoke it prior to the Meeting, or at the Meeting, prior to the vote pursuant to the proxy. A proxy may be revoked by delivering a written notice of revocation or a duly executed proxy bearing a later date or by attending the OXIS Meeting and voting in person.

VOTE REQUIRED

Under Delaware law, approval of the amendment of OXIS' Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock requires the affirmative vote of the holders of the majority of the outstanding shares of OXIS Common Stock and preferred stock entitled to vote and abstentions will be treated as votes against. Approval of the proposal to adopt the amendment to 1994 Stock Incentive Plan requires the affirmative vote of the majority of shares of Voting Stock present in person or represented by proxy and abstentions will be treated as votes against. The election of directors requires a plurality of the votes of the shares of Voting Stock present in person or represented by proxy and entitled to vote thereon. If a quorum is present those nominees receiving a plurality of the votes cast will be elected. Accordingly, shares not voted in the election of directors (including shares covered by a proxy as to which authority is withheld to vote for all nominees) and shares not voted for any particular nominee (including shares covered by a proxy as to which authority is withheld to vote for only one or less than all of the identified nominees) will not prevent the election of any of the nominees for director. For any other matter submitted to stockholders at the meeting, if a quorum is present the affirmative vote of the majority of the shares voted is required for approval. As a result, abstention votes have the effect of a vote against such matters.

The presence in person or by proxy of a majority of the shares of Common Stock outstanding and entitled to vote at the meeting is required for a quorum.

EFFECT OF BROKER NON-VOTES

"Broker Non-Votes" occur when a broker holding shares of stock in street name withholds its vote on certain non-routine matters because the broker has not received instructions from the beneficial owner of those shares of stock and does not have discretionary authority to vote on such non-routine matters without such instructions. Under the Rules of the National Association of Securities Dealers, Inc., brokers holding shares of stock in street name must receive specific instructions from the beneficial owners in order to have the authority to vote, in person or by proxy, on certain "non-routine" matters as defined under those Rules. When a beneficial owner does not give specific instructions to the broker, the broker, as the holder of record, is entitled to vote only on "routine" matters and must withhold its votes as to any non-routine matters. When a proxy solicitation includes a non-routine proposal and the broker does not receive specific instructions from the beneficial owner, the resulting proxy is considered a "limited proxy". Shares represented by limited Proxies are considered present for quorum purposes. However, shares represented by limited Proxies are not considered present for purposes of determining the total number of shares with voting power present with regard to a non-routine proposal. The resulting broker non-vote will not be counted for or against such non-routine proposal.

Proposal 3 (Approval of the OXIS 1994 Stock Incentive Plan) is a "non-routine" proposal. Shares represented by limited Proxies are not considered present for purposes of determining the total number of shares with voting power present with regard to this proposal. (Broker non-votes will not be counted for or against this proposal). Proposal 2 (Amendment to the Restated Certificate of Incorporation) is also a "non-routine" proposal. However, the amendment to the Restated Certificate of Incorporation requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon. Thus, all shares represented by a limited proxy at the meeting, even if unauthorized to vote for or against the Amendment to the Restated Certificate of Incorporation would be included. Broker non-votes will therefore be counted in the total pool of votes respecting Proposal 2. The ultimate effect will be that broker non-votes will have the same effect as votes against Proposal 2. Proposal 1 (Election of Directors) is a "routine" matter upon which brokers can cast votes with or without specific instructions from the beneficial holders and are thus counted for purposes of determining whether such Proposal has been approved.



                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

The Board of Directors of the Company currently consists of eight individuals, seven of whom have been nominated for election at the Meeting. Unless otherwise instructed, the proxy holders will vote the Proxies held by them for the Company's eight nominees. In the event that any such nominee is unable or declines to accept nomination or election, the Proxies will be voted for any nominee who shall be recommended by the present Board of Directors. Directors are to be elected to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been elected and qualified. The names and ages of the eight nominees for director are set forth below:

Name                            Age                     Position
------------------------------  ---  -----------------------------------------------

     Ray R. Rogers               57  Director, Chairman of the Board
     Anna D. Barker, Ph.D.       57  Director, President and Chief Executive Officer
     Timothy G. Biro             43  Director
     Brenda D. Gavin, D.V.M.     48  Director
     Stuart S. Lang              60  Director
     James D. McCamant           63  Director
     David A. Needham, Ph.D.     58  Director
     A.R. Sitaraman              63  Director

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE TO THE COMPANY'S BOARD OF DIRECTORS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

BENEFICIAL OWNERSHIP OF SECURITIES

COMMON STOCK

The following table sets forth certain information, as of March 10, 1997, with respect to persons known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock and beneficial ownership by directors, director nominees and executive officers of the Company's Common Stock. Executive officers not required to be included in the Summary Compensation Table are not shown individually, but are included in the line captioned "Executive officers and directors as a group -- 11 persons".

Name and, as                                  Amount and nature     Percent of
appropriate, address                       of beneficial ownership    class1/
-----------------------------------------  -----------------------  -----------

S.R. One Limited
565 E. Swedesford Road, Suite 315
Wayne, PA  19087                                 1,791,169 9/         11.42%

Alta-Berkeley, L.P. II
9-10 Savile Row
London W1X 1AF, United Kingdom                     834,509 10/         5.66%

Brantley Venture Partners II, L.P.
20600 Chagrin Blvd., Suite 1150
Cleveland, OH  44122                               764,893 11/         5.22%

Innolion S.A.
142 avenue de Malakoff
75116 Paris, France                                522,246 12/         5.02%

Dr. Anna D. Barker                                 985,472 2/3/        6.77%

Timothy G. Biro                                     25,000 2/14/          *

Dr. Brenda D. Gavin                                     -- 13/           --

Gerald D. Haynes                                    30,000 2/             *

Stuart S. Lang                                      22,000 2/             *

Dr. Gerald D. Mayer                                 27,500 2/4/           *

James D. McCamant                                  269,599 2/5/        1.85%

Dr. David A. Needham                                25,000 2/6/           *

Jon S. Pitcher                                      85,751 2/             *

Dr. Timothy C. Rodell                              108,333 2/             *

Ray R. Rogers                                      714,701 2/7/        4.91%

A.R. Sitaraman                                      76,700 2/8/           *

Executive officers and directors
  as a group -- 11 persons                       2,370,055            15.80%

     * Less than one percent.

  1/ As required by regulations of the Securities and Exchange Commission, the number of shares in the table includes shares which can be purchased within 60 days, or, shares with respect to which a person may obtain voting power or investment power within 60 days. Also required by such regulations, each percentage reported in the table for these individuals is calculated as though shares which can be purchased within 60 days have been purchased by the respective person or group and are outstanding.

  2/ The holdings of directors Lang and McCamant each include 20,000 shares subject to options. The holdings of directors Biro, Mayer, Needham and Sitaraman each include 25,000 shares subject to options. The holdings of Anna D. Barker include 107,333 shares subject to options. The holdings of Gerald D. Haynes include 30,000 shares subject to options. The holdings of Jon S. Pitcher include 64,126 shares subject to options. The holdings of Timothy C. Rodell include 108,333 shares subject to options. The holdings of Ray R. Rogers include 112,333 shares subject to options.

  3/ Dr. Barker's holdings include 401,285 shares owned by Dr. Barker jointly with her spouse.
  4/ Includes 2,000 shares owned by Dr. Mayer jointly with his spouse, and 500 shares owned by Dr. Mayer's individual retirement account. Dr. Mayer is not standing for election to the Board of Directors at the meeting.

  5/ Mr. McCamant's shares include 120,000 common shares and 77,000 shares of the Company's Series C Preferred Stock (which are convertible into 109,599 common shares) owned by American Health Care Fund, L.P., a limited partnership of which Mr. McCamant is the sole general partner. Mr. McCamant also owns 85% of Piedmont Venture Group, which is a major investor in American Health Care Fund, L.P.

  6/ Dr. Needham is a consultant to the investment advisory firm which advises
       Alta-Berkeley L.P. II. Dr. Needham disclaims beneficial ownership of shares owned by Alta-Berkeley, L.P. II.

  7/ Included are 10,000 shares owned by his individual retirement account, as to which Mr. Rogers exercises voting and investment power. Excluded from Mr. Rogers' shares are 36,116 shares owned by an irrevocable trust for the benefit of his children.

  8/ Mr. Sitaraman's holdings include 15,300 shares owned by his SEP-IRA, 8,700 shares owned by his wife's SEP-IRA, 6,000 shares owned in equal amounts by Mr. Sitaraman's and his spouse's individual retirement accounts, 11,700 shares owned jointly with his spouse and 10,000 shares held by his daughter, as to which shares Mr. Sitaraman disclaims beneficial ownership.

  9/ The holdings of S.R. One Limited include 428,389 shares of the Company's
       Series B Preferred Stock which are convertible into an equal number of shares of Common Stock, a $500,000 convertible term note convertible into 663,283 shares of Common Stock, and a warrant exercisable for 150,000 shares of Common Stock.

  10/ The holdings of Alta-Berkeley, L.P. II include 199,342 shares of the Company's Series C Preferred Stock convertible into 283,735 shares of Common Stock and an option exercisable for 16,452 shares of Common Stock.

  11/ The holdings of Brantley Venture Partners II, L.P. include 214,194 shares of the Company's Series B Preferred Stock, which are convertible into an equal number of shares of Common Stock.

  12/ The holdings of Innolion S.A. include 136,842 shares of the Company's Series C Preferred Stock convertible into 194,775 shares of Common Stock and an option exercisable for 18,424 shares of Common Stock.

  13/ Dr. Gavin is Vice President of S.R. One Limited. S.R. One Limited owns 549,497 shares of the Company's Common Stock, 428,389 shares of the Company's Series B Preferred Stock,, a $500,000 convertible term note and a warrant exercisable for 150,000 shares of Common Stock .

  14/ Mr. Biro disclaims beneficial ownership of the 25,000 shares subject to options.



  SERIES B PREFERRED STOCK

  The following table sets forth certain information, as of March 10, 1997, with respect to persons known by the Company to be the beneficial owner of more than five percent of the Company's Series B Preferred Stock.

                                              Amount and nature     Percent of
Name and address                           of beneficial ownership     class
-----------------------------------------  -----------------------  -----------

S.R. One Limited
565 E. Swedesford Road, Suite 315
Wayne, PA  19087                                      428,389       66.67%

Brantley Venture Partners II, L.P.
20600 Chagrin Blvd., Suite 1150
Cleveland, OH  44122                                  214,194       33.33%


  SERIES C PREFERRED STOCK

  The following table sets forth certain information, as of March 10, 1997, with respect to persons known to the Company to be the beneficial owner of more than five percent of the Company's Series C Preferred Stock.

                                          Amount and nature     Percent of
Name and address                       of beneficial ownership     class
-------------------------------------  -----------------------  -----------

Rauch & Co.
c/o State Street Bank & Trust
225 Franklin Street
Boston, MA  02110                                 200,000       15.84%

Alta-Berkeley, L.P. II
9-10 Savile Row
London W1X 1AF, United Kingdom                    199,342       15.79%



Finovelec S.A.
6, rue Ancelle
92521 Neuilly Cedex, France           155,555  12.32%

Legong Investments N.V.
International Trade Center TM 126
P.O. Box 6050 Piscadera Bay
Curacao, Netherlands Antilles         153,846  12.19%

Innolion S.A.
142 avenue de Malakoff
75116 Paris, France                   136,842  10.84%

Sofinnova Capital F.C.P.R.
51, rue Saint Georges
75009 Paris, France                    94,051   7.45%

America HealthCare Fund, L.P.
2748 Adeline, Suite A
Berkeley, CA  94703                    77,000   6.10%

Marc Dumont
37 Chemin Jean Achard
CH-1231 Conches Geneve Switzerland     76,977   6.10%


  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Rauch & Co., Legong Investments N.V., American Health Care Fund, L.P. and Marc Dumont purchased the shares of Series C Preferred Stock listed in the table above from the Company between February and May 1996 at a price of $1.30 per share.

  Alta-Berkeley L.P. II, Finovelec S.A., Innolion S.A. and Sofinnova Capital F.C.P.R. all received their shares of Series C Preferred Stock in exchange for the cancellation of notes and accrued interest at a price of $1.30 per share effected in May 1996.

  In October 1996, in exchange for cash, a secured convertible term note in the amount of $500,000 was issued by the Company to S.R. One Limited (the holder of 66.67% of the Company's Series B Preferred Stock and 549,497 shares of the Company's Common Stock).


  DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

  Set forth below is information regarding the directors, nominees and executive officers of the Company.

  ANNA D. BARKER, PH.D.
  AGE:  57

  Dr. Barker has been a director of the Company since May 10, 1993, and also previously served as the President and Chief Executive Officer of International BioClinical, Inc. ("IBC") from 1992 until its merger with OXIS in 1994. She became President and Chief Executive Officer of OXIS on September 7, 1994. Dr. Barker has over 20 years of senior international management experience with Battelle Memorial Institute ("Battelle") in the development and leadership of research and development and technology-based businesses, specifically: biotechnology; toxicology/pharmacology; analytical chemistry; and regulatory-based support for the drug development process. After leaving Battelle in 1991, Dr. Barker performed consulting services on an independent basis prior to joining IBC in 1992.

  Dr. Barker serves on numerous committees and boards for both scientific societies and The National Institutes of Health. She has also published several scientific papers in the area of tumor immunology and received a number of awards from national agencies and civic organizations for her professional achievements and civic activities. She holds B.S. and M.S. degrees from Morehead State University and Ohio State University, respectively. Dr. Barker received her Ph.D. degree in Microbiology from Ohio State University in 1971.

  TIMOTHY G. BIRO
  AGE:  43

  Mr. Biro has been a director of the Company since August 15, 1995. Mr. Biro is currently a consultant for the formation of an early stage venture capital fund. In addition to being a director of OXIS, Mr. Biro is a member of the board of directors of Collaborative Clinical Research, Inc.

  Mr. Biro was previously a general partner of Brantley Ventures Partners II, L.P. and Brantly Venture Partners III, L.P. Prior to joining Brantley Venture Partners in 1991, Mr. Biro was Superintendent of Pharmaceutical Manufacturing at Merck & Co., Inc. Mr. Biro holds B.S. degrees in Microbiology from Pennsylvania State University and in Pharmacy from Temple University, and an MBA from the Wharton School of Business.

  BRENDA D. GAVIN, D.V.M.
  AGE:  48

  Dr. Gavin has been nominated for election to the Company's Board of Directors at the 1997 Annual Meeting of Stockholders.

  Dr. Gavin is currently Vice President of S.R. One Limited. She both makes new investments and assists in the development of companies in the S.R. One portfolio. Prior to joining S.R. One, Dr. Gavin was Director of Business Development for SmithKline Beecham Animal Health Products. She also held business development positions with IMC in the Chicago area and previously worked for the Centers for Disease Control in Atlanta, Georgia. Dr. Gavin holds a B.S. degree from Baylor University, a D.V.M. from the University of Missouri, and a M.B.A. from the University of Texas.

  STUART S. LANG
  AGE:  60

  Mr. Lang was elected to the board on January 19, 1996, to fill a vacancy.

  Mr. Lang has worked in the accounting field for over 25 years. He has been a tax partner and subsequently partner in charge of the Portland office of a national CPA firm. He founded a local accounting firm in Portland, Oregon, in 1985, and is managing member of that firm.

  During his career, Mr. Lang has specialized in a variety of areas, including mergers, sales and acquisitions, strategic business planning, business valuation and patents and copyrights. He serves litigation clients in the areas of accountant's professional liability, business valuations, and the application of generally accepted accounting principles and auditing standards. He is a frequent expert witness in the field of forensic accounting.

  Mr. Lang is past Chairman of IA International. He has served as a member of AICPA tax subcommittees, including Responsibilities in Tax Practice, and as chairman of the OSCPA Taxation and Estate Planning Committees.

  JAMES D. MCCAMANT
  AGE:  63

  Mr. McCamant was elected to the board on January 19, 1996, to fill a vacancy.

  Mr. McCamant is the editor of the Medical Technology Stock Letter and the AgBiotech Stock Letter. He has held those positions since the founding of those newsletters in December 1983 and August 1988, respectively. In addition, Mr. McCamant is the President of Piedmont Venture Group, the publisher of the two letters.

  Mr. McCamant is the general partner of American Health Care Fund, LP, an investment partnership with a focus on investing in biotechnology stocks.
  From 1960 until he began the investment letter business, Mr. McCamant worked as a broker, analyst and principal for a number of brokerage firms in Northern California.

  DAVID A. NEEDHAM, PH.D.
  AGE:  58

  Dr. Needham has been a director of OXIS since September 16, 1994. He is a consultant with Alta-Berkeley Associates, London, England, a venture capital group that invests in healthcare, including biotechnology, media and information services businesses. Dr. Needham has worked with Alta-Berkeley since 1985 and is a director of several private companies in which Alta-Berkeley has invested.

  Prior to joining Alta-Berkeley in 1985, Dr. Needham worked in the United States. Beginning in 1981, he worked for BOC Healthcare where he was responsible for strategic direction and integration of worldwide operations and acquisition of new technology. Previously, Dr. Needham was a Divisional Director of the Medishield Corporation, responsible for a number of critical care equipment businesses supplying international markets. Prior to 1976, he was the Managing Director of a venture-backed United Kingdom medical equipment company. Dr. Needham is a graduate of Imperial College, University of London with B.Sc. Hons, and a Ph.D. in Aeronautical Engineering.

  RAY R. ROGERS
  AGE:  57

  Mr. Rogers has been Chairman of the Board of the Company since May 10, 1993. He also served as Chairman of the Board of Directors of IBC from its organization in 1983 until its merger with the Company in 1994. Mr. Rogers served as President and Chief Executive Officer of IBC from 1983 until 1992 when he recruited Dr. Barker to serve those roles.

  Prior to his involvement with IBC, Mr. Rogers was the principal in charge of consulting services at the Portland, Oregon, office of the international accounting firm of Arthur Young & Company. Mr. Rogers received his B.S. degree in Business Administration in 1964 from California State University, Chico.

  A.R. SITARAMAN
  AGE:  63

  Mr. Sitaraman has been a director of the Company since May 10, 1993. Mr. Sitaraman earned an industrial engineering degree prior to graduating from the Indian Air Force Flying College and embarking upon an 18-year career as a pilot and instructor in the Indian Air Force. In 1974, Mr. Sitaraman entered the property management business in the United States. Mr. Sitaraman was a National Advisory Council Member of the National Center for Housing Management from its inception in 1976 through the end of 1990. Mr. Sitaraman was awarded "Certified Property Manager" designation by the Institute of Real Estate Management in 1985.

  Mr. Sitaraman is the President and Chief Executive Officer of Sitrex International, Inc., a corporation involved in development, syndication and consulting in the real estate industry, in addition to the import and export business. Mr. Sitaraman has also specialized in corporate turn-arounds involving large real estate corporations having real estate assets of over a billion dollars.

  GERALD D. HAYNES
  AGE:  39

  Mr. Haynes has been Vice President and General Counsel of the Company since January 1, 1997. Prior to joining OXIS, Mr. Haynes was Patent Counsel for Kaiser Aluminum & Chemical Corporation. Mr. Haynes also worked as an Associate for the law firm of Marger Johnson McCollom & Stolowitz in Portland, Oregon and spent eight years with Chevron Corporation, where he most recently was an Associate Counsel in their Litigation Unit in San Francisco, California.

  Mr. Haynes received his law degree from George Washington University and holds a B.S. degree in Chemical Engineering from Washington University and a B.A. degree in Mathematics from Lewis & Clark College. He is licensed to practice law in Oregon, California, Texas and Louisiana and before the U.S. Patent & Trademark Office.

  JON S. PITCHER
  AGE:  47

  Mr. Pitcher, a Certified Public Accountant, has been Vice President and Chief Financial Officer of OXIS since September 7, 1994, and Secretary of the Company since August 15, 1995. Prior to the merger of IBC with the Company, Mr. Pitcher was Chief Financial Officer of IBC, a position he had held since 1991.

  Prior to joining IBC, Mr. Pitcher was a partner in the international accounting firm, Ernst & Young, specializing in services to health care clients. Mr. Pitcher joined Arthur Young & Company in 1973 and became a partner in that firm in 1987. He became a partner in Ernst & Young when Arthur Young & Company merged into Ernst & Young. Mr. Pitcher received his B.S. degree in Business Administration from Pepperdine University in 1971 and his M.S. degree in Management from UCLA in 1973.

  TIMOTHY C. RODELL, M.D.
  AGE:  46

  Dr. Rodell has been Chief Operating Officer of the Company since March 1, 1996. Prior to joining OXIS, Dr. Rodell spent ten years with Cortech, Inc., where he was most recently Executive Vice President of Operations and Product Development. At Cortech, Dr. Rodell was responsible for all phases of drug development including regulatory affairs and clinical trials.

  Dr. Rodell received his M.D. and A.B. degrees from the University of North Carolina, at Chapel Hill. He subsequently completed post-doctoral training at the Eleanor Roosevelt Institute for Cancer Research and the Webb-Waring Lung Institute in Denver, Colorado. Dr. Rodell is Board Certified in Internal Medicine and Pulmonary Medicine and is a Fellow of the American College of Chest Physicians. He is currently a Clinical Assistant Professor of Medicine at the University of Colorado Health Sciences Center.


  BOARD AND COMMITTEE MEETINGS

  The Board of Directors has a Compensation Committee, whose function is to administer the Company's 1994 Stock Incentive Plan and other compensation plans and to act upon such other compensation matters as may be referred to it by the Board. The members of the Committee during 1996 were Messrs. Biro,

  Lang, and Sitaraman.  The Compensation Committee met three times during 1996.

  The Board has an Audit Committee which oversees the Company's internal accounting procedures and consults with, and reviews the reports of, the Company's independent accountants. The members of the Committee during 1996 were Messrs. Biro, Lang and Sitaraman. The Audit Committee met two times during 1996.

  During the year ended December 31, 1996, the Board of Directors of the Company met thirteen times, and each director attended at least 75% of the Company's Board meetings. The Board does not have a separate nominating committee.


  COMPENSATION OF EXECUTIVE OFFICERS

  DIRECTORS

  The Company pays an annual fee of $4,000 to each non-employee director and an additional $1,000 to non-employee directors for serving as committee chairmen, but does not pay meeting fees. Directors are also reimbursed for their expenses incurred in attending meetings. Employee directors receive no compensation as directors. Compensation is also paid for special assignments.

  Under the Company's 1994 Stock Incentive Plan non-employee directors are awarded options to purchase 15,000 shares of Common Stock upon becoming directors of the Company and options to purchase 5,000 shares of Common Stock annually thereafter.

  EXECUTIVE OFFICERS

  SUMMARY COMPENSATION TABLE

  The following table shows the compensation paid during the last three years to Company officers who received more than $100,000, or served as Chief Executive Officer, during 1996:

                                                                                      LONG TERM
                                                                                    COMPENSATION
                                                                                    ------------
                                                          ANNUAL COMPENSATION          AWARDS
                                                          -------------------          ------
     NAME AND POSITION                             YEAR    SALARY      BONUS           OPTIONS

     Ray R. Rogers,
        Chairman, President and CEO                 1996   $185,000          --        62,0001/
        (from May 10, 1993 to September 7, 1994)    1995   $185,000   $42,0006/        55,0005/
        Chairman of the Board                       1994   $153,125   $31,5003/        30,0004/
        (from September 7, 1994)

     Dr. Anna D. Barker,
        President and Chief Executive Officer       1996   $185,000          --        62,0001/
        (from September 7, 1994)                    1995   $185,000   $42,0006/        55,0005/
                                                    1994   $ 58,163   $10,5003/        25,0002/

     Dr. Timothy C. Rodell,
     Chief Operating Officer
        (from March 1, 1996)                        1996   $183,334          --       325,0007/

     Jon S. Pitcher,
        Vice President, Chief Financial Officer     1996   $105,000          --        35,0001/
        and Secretary                               1995   $ 91,333   $10,5006/        25,0005/

  1/   Options to purchase 62,000 shares of the Company's Common Stock each
  -
     awarded to Mr. Rogers and Dr. Barker and options to purchase 35,000 shares awarded to Mr. Pitcher as part of their 1996 compensation.

  2/  Options to purchase 15,000 shares of the Company's Common Stock at an
  -
      exercise price of $3.50 per share awarded to Dr. Barker as a non-employee director before she became an employee of the Company, and options to purchase 10,000 shares of the Company's Common Stock awarded as part of her 1994 compensation.

  3/  Bonuses for 1994 awarded by the Company's board of directors.
  -
  4/  Options to purchase 30,000 shares of the Company's Common Stock awarded to
  -
      Mr. Rogers as part of his 1994 compensation.
  5/  Options to purchase 55,000 shares each awarded to Mr. Rogers and Dr.
  -
      Barker and options to purchase 25,000 shares awarded to Mr. Pitcher as part of their 1995 compensation.
  6/  Bonuses for 1995 of which $27,000 each for Mr. Rogers and Dr. Barker and
  -
      $10,500 for Mr. Pitcher were approved by the Compensation Committee in March 1996.

  7/  Options to purchase 300,000 shares of the Company's Common Stock awarded
  -
      to Dr. Rodell as part of his initial employment agreement and options to purchase an additional 25,000 shares awarded as part of his 1996 compensation.

  STOCK PURCHASE WARRANTS

  In prior years, the Company issued warrants to purchase shares of Common Stock to certain officers and key employees (none of whom any longer hold a position with the Company) and to former directors.

  Upon exercise of a warrant, the purchase price for the number of shares being purchased is payable in cash. Warrants contain provisions for adjustments in the event of stock splits, stock dividends, reorganizations and similar events.

  Warrants are taxed as stock options which do not meet the requirements of the Internal Revenue Code of 1986 for incentive stock options. As a consequence, warrants do not receive the favorable tax treatment accorded to incentive stock options. Generally, upon exercise or transfer of a warrant, the holder of the warrant realizes ordinary taxable income, and the Company realizes a tax deduction, equal to the difference between the exercise price and the fair market value of the shares at the time, without regard to legal restrictions on transfer of the shares in the event the shares received are not registered pursuant to the Securities Act. To avoid the necessity for the warrant holder to borrow cash to purchase the shares subject to a warrant, exercisable warrants are subject to registration by the Company pursuant to the Securities Act and the warrants and underlying shares are transferable.

  All warrants issued to former officers, directors and key employees are exercisable at $2.875 per share and expire through December 31, 1999.

  STOCK OPTIONS

  The Company has reserved 2,200,000 shares of Common Stock for issuance under the 1994 Stock Incentive Plan ("Plan"). The Plan permits granting stock options to acquire shares of the Company's Common Stock, awarding stock bonuses of the Company's Common Stock, and granting stock appreciation rights. As of December 31, 1996, options to purchase 1,420,500 shares of the Company's Common Stock had been issued and were outstanding under this Plan. During 1994, options to purchase 15,000 shares of the Company's Common Stock at an exercise price of $3.50 per share were granted to directors Barker, Brown, Mayer, Sitaraman and Taussig; and options to purchase 15,000 shares of the Company's Common Stock at an exercise price of $3.13 were granted to Dr. Needham. During 1995, options to purchase the following shares of the Company's Common Stock were issued to directors: 25,000 to Dr. Barker and 45,000 to Mr. Rogers at an exercise price of $3.50; 20,000 to Mr. Biro, and 5,000 each to directors Brown, Mayer, Needham, Sitaraman and Taussig at an exercise price of $3.06. During 1996, options to purchase the following shares of the Company's Common Stock were issued to directors: 40,000 at an exercise price of $1.6875 and 62,000 at an exercise price of $1.375 each to Mr. Rogers and Dr. Barker; 15,000 at an exercise price of $1.56 and 5,000 at an exercise price of $2.28125 each to Directors Lang and McCamant; and 5,000 at an exercise price of $2.28125 each to Directors Biro, Mayer, Needham and Sitaraman.

  In addition, options to purchase 214,700 shares of the Company's Common Stock, exercisable at $3.55 per share, were granted in connection with the 1994 acquisitions of Bioxytech and IBC. Mr. Rogers and Dr. Barker each received 20,000 of such stock options.

                       OPTION GRANTS IN LAST FISCAL YEAR

  Options granted to executive officers of the Company who are included in the Summary Compensation Table above for 1996 were as shown below:


                          Individual Grants
                          -----------------
                              Number of         % of total
                            common shares    options granted   Exercise
                             underlying        to employees    price per     Expiration
Name                            grant            in 1996         share          date
------------------------  -----------------  ----------------  ---------  ----------------
Ray R. Rogers                40,000 1/                4%       $1.6875    March 27, 2006
                             62,000 1/                7%       $ 1.375    October 10, 2006

Anna D. Barker               40,000 1/                4%       $1.6875    March 27, 2006
                             62,000 1/                7%       $ 1.375    October 10, 2006

Timothy C. Rodell           300,000 2/               33%       $1.6875    March 27, 2006
                             25,000 1/                3%       $ 1.375    October 10, 2006

Jon S. Pitcher               25,000 1/                3%       $1.6875    March 27, 2006
                             35,000 1/                4%       $ 1.375    October 10, 2006


     1/  The options with an exercise price of $1.375 and the options granted to
     --
     Mr. Rogers, Dr. Barker and Mr. Pitcher with an   exercise   price of
     $1.6875 became exercisable as to 1/3 of the shares in 1996 and become
     exercisable as to an additional 1/3 of   the shares   in each of 1997 and
     1998.

     2/  The option granted to Dr. Rodell during 1996 with an exercise price of
     --
     $1.6875 becomes exercisable as to 1/3 of the shares in   each of 1997, 1998
     and 1999.


                         FISCAL YEAR END OPTION VALUES

  During 1996, no options were exercised by any of the Company's executive officers. All options issued to executive officers who are included in the Summary Compensation Table above are shown below.

                                  Number of
                                common shares           Value of
                                  underlying          unexercised
                                 unexercised          in-the-money
                                  options at           options at
                                 December 31,         December 31,
                                    1996                  1996
                          -----------  -------------  ------------
Name                      Exercisable  Unexercisable
----------------------    -----------  -------------
Ray R. Rogers             98,999         68,001         $   0
Anna D. Barker            93,999         68,001         $   0
Timothy C. Rodell          8,333        316,667         $   0
Jon S. Pitcher            44,124         51,669         $   0


        SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

        To the Company's knowledge, the following persons (directors and/or executive officers of the Company) failed to file on a timely basis reports required by Section 16(a) of the Exchange Act for transactions or events occurring in the preceding fiscal year ended December 31, 1996:

Name                Number of Late      Transactions Not     Form Not Timely
----                Reports             Timely Reported      Filed
                    -------             ---------------      -----
Ray R. Rogers       1                   2                    Form 5

Anna D. Barker      1                   2                    Form 5

Timothy Rodell      1                   2                    Form 5

Jon S. Pitcher      1                   2                    Form 5

Gerald D. Mayer     1                   1                    Form 5

A.R. Sitaraman      1                   1                    Form 5

Timothy G. Biro     1                   1                    Form 5

Stuart Lang         3                   3                    Form 5 and Form 3

David Needham       1                   1                    Form 5

Gerald Haynes       1                   1                    Form 3

James McCamant      2                   2                    Form 5 and Form 3

        All of the above forms have now been filed. All of the transactions in Company securities as to which late filings were made as listed above (other than one purchase of Common Stock by Mr. Lang) consisted of the grant of options pursuant to the Company's 1994 Stock Incentive Plan. None of such options have been exercised.

      PROPOSAL NO. 2 --AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF
                             INCORPORATION  (ITEM 2 ON PROXY CARD)

  INCREASE IN NUMBER OF AUTHORIZED COMMON SHARES

  The Board of Directors of OXIS has adopted a resolution to amend the first paragraph of Article FOURTH of the Restated Certificate of Incorporation of OXIS to read in its entirety as follows:

                    FOURTH:  The Company is authorized to issue a total of
            fifty million (50,000,000) shares of Common Stock, each of which shares of Common Stock has a par value of Fifty Cents ($.50). Dividends may be paid on the Common Stock as and when declared by the Board of Directors, out of any funds of the Company legally available for the payment of such dividends, and each share of Common Stock will be entitled to one vote on all matters on which such stock is entitled to vote. All duly authorized One Dollar ($1.00) par value shares outstanding shall be deemed shares having a par value of Fifty Cents ($.50).

  The purpose of such amendment is to increase the number of authorized shares of OXIS Common Stock from 40,000,000 to 50,000,000 shares. As of March 28, 1997, OXIS had outstanding 14,439,992 shares of Common Stock and 14,480,125 shares of common stock reserved for issuance as follows:

                                                                                Common
                                                                                shares
                                                                                ------
     Common shares outstanding                                                14,439,992

     Common shares reserved:

     For conversion of
     convertible securities:

          Series B Preferred Stock                                               642,583

          Series C Preferred Stock - maximum number of common
          shares into which 1,262,543 Series C Preferred shares could
          be converted                                                         1,823,673

          Series D Preferred Stock - maximum number of common
          shares into which 1,550 Series D Preferred shares could
          be converted                                                         1,936,524

          Series E Preferred Stock - maximum number of common
          shares into which 2,200 Series E Preferred shares could
          be converted                                                         2,678,799

          Secured convertible term notes - maximum number of common
          shares into which $1,000,000 of secured convertible term notes
          could be converted                                                   2,211,648

       Outstanding warrants                                                    2,737,199

       Shares reserved for issuance under 1994 Stock
       Incentive Plan                                                          2,200,000 1/

       Options outside the 1994 Stock Incentive Plan                             249,699
                                                                             -----------

     Total common shares outstanding or reserved                              28,920,117
                                                                             ===========


     1/  Proposal No. 3, if approved, will increase the number of shares
     --
     reserved for issuance under the 1994 Stock Incentive Plan to   4,200,000.

  The OXIS Board believes that it is desirable for OXIS to have additional authorized but unissued shares of OXIS Common Stock to provide flexibility to act promptly with respect to acquisitions, public and private financing, stock dividends and for other appropriate purposes. Approval of the increase now will eliminate delays and the expense which otherwise would be incurred if stockholder approval were required to increase the authorized number of shares of OXIS Common Stock for possible future transactions involving the issuance of additional shares. However, the rules of the National Association of Securities Dealers ("NASD") governing corporations with securities listed on the NASDAQ National Market would still require stockholder approval by a majority of the total votes cast in person or by proxy prior to the issuance of designated securities (i) where the issuance would result in a change of control of the Company, (ii) in connection with the acquisition of the stock or assets of another company if an affiliate of the Company has certain interlocking interests with the company to be acquired or where the Company issues more than twenty percent (20%) of its currently outstanding shares of Common Stock or (iii) in connection with a transaction other than a public offering involving the sale or issuance of more than twenty percent (20%) of the Common Stock or voting power outstanding before the issuance, subject to certain exceptions or application to the NASD.

  The additional shares of OXIS Common Stock may be issued, subject to certain exceptions, by the Company's Board of Directors at such times, in such amounts and upon such terms as the OXIS Board may determine without further approval of the stockholders. Any such issuance could reduce the current stockholders' proportionate interests in OXIS or dilute the stock ownership of persons seeking to obtain control of OXIS, depending on the number of shares issued and the purpose, terms and conditions of the issuance. Stockholders have no preemptive rights to subscribe to additional shares when issued.


  VOTE REQUIRED

  The approval of the amendment of OXIS' Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of OXIS common and preferred stock entitled to vote. Consequently, abstentions will have the effect of a vote against the proposed amendment.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO OXIS' RESTATED CERTIFICATE OF INCORPORATION.



      PROPOSAL NO. 3 -- APPROVAL OF AMENDMENT TO 1994 STOCK INCENTIVE PLAN
                             (ITEM 3 ON PROXY CARD)


  The Company's Board of Directors and stockholders have previously approved the adoption of the Company's 1994 Stock Incentive Plan (the "Plan") and the reservation of 2,200,000 shares of the Company's Common Stock for issuance thereunder. In March 1997, the Board of Directors authorized an amendment to the Plan, subject to stockholder approval, to increase the shares reserved for issuance thereunder by 2,000,000 shares, bringing the total number of shares issuable under the Plan to 4,200,000. At the Meeting, the stockholders are requested to consider and approve the proposed amendment to the Plan to increase the number of shares issuable under the Plan to 4,200,000. The OXIS Board believes that adoption of the amendment to the Plan will ensure OXIS' ability to attract and retain the best available individuals to serve as employees, officers, directors, consultants, independent contractors and advisors of OXIS.

  SUMMARY OF THE PLAN

  The Plan permits granting stock options to acquire shares of OXIS' common stock ("Options"), awarding stock bonuses of OXIS' Common Stock, selling shares of OXIS' Common Stock and granting stock appreciation rights ("SARs") (collectively, the "Awards"). Both incentive stock options ("ISOs") within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("NQSOs") may be granted under the Plan.

  Awards under the Plan to other than directors of OXIS who are not employees of either OXIS or a subsidiary of OXIS (the "Non-employee Directors") are not determinable because such awards are made in the discretion of the OXIS Board or its designated committee. See "Administration" below.

  PURPOSE

  The purposes of the Plan are to attract, retain and provide equity incentive to selected persons to promote the financial success of OXIS. The OXIS Board of Directors believes that it is essential to the future of OXIS that OXIS be in a position to grant Awards under a stock incentive plan to selected employees, officers, directors, consultants, independent contractors and advisors in order for OXIS to remain competitive in attracting and retaining such individuals.

  ADMINISTRATION

  The Plan is administered by a committee of the Board of Directors of OXIS (the "Plan Committee") comprised of at least two "disinterested persons" within the meaning of former Rule 16b-3(c)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), although the Plan could be administered by the OXIS Board if it were comprised solely of "disinterested persons". The interpretation and construction of any provision of the Plan or any related agreement by the Plan Committee is final and binding. With the exception discussed below in "Options - Non-Employee Director Formula Option Grants", the Plan Committee selects the persons to whom Awards will be granted, determines the type of Award, the number of shares to be covered by any Options or SARs awarded, the exercise price of any such Options, the period during which any such Options may be exercised and all other terms and conditions of Awards.

  ELIGIBILITY

  With the exception discussed below in "Options - Non-Employee Director Formula Option Grants", the Plan provides that awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of OXIS or any parent, subsidiary or affiliate of OXIS. ISOs may be granted only to employees (including officers and directors who are also employees) of OXIS or any parent, subsidiary or affiliate of OXIS. See "Certain United States Federal Income Tax Information" below for information concerning the tax treatment of ISOs and NQSOs.

  As of March 28, 1997, there are eight directors of OXIS (six of whom are Non-Employee Directors) and three OXIS officers (who are not directors) eligible to participate in the Plan. There are approximately 44 employees of OXIS and its subsidiaries who are not serving as officers who are also eligible to participate. It is not possible to estimate the number of consultants, independent contractors and advisors who are or may become eligible to participate in the Plan.

  OPTIONS

  Grant of Options
  ----------------

  The date of grant of an Option is the date on which the Plan Committee makes the determination to grant the Option unless otherwise specified by the Plan Committee. Option grants are evidenced by a written stock option grant and, if for any reason a written stock option grant is not executed within sixty
  (60) days of the date of grant, such Option grant shall be null and void. No consideration shall be received by OXIS for the granting of Options. Subject to the express provisions of the Plan, the exercise of an Option shall be subject to such terms, conditions and restrictions as the Plan Committee may impose in its sole discretion, including restrictions concerning transferability, repurchase and forfeiture.

  Options shall be exercisable on the terms set forth in the stock option grant; provided that no Option shall be exercisable after the expiration of ten years from the Option grant date. The Plan Committee may accelerate the earliest exercise date of any Option.

  The Plan states that there is a $100,000 limit to the aggregate fair market value (calculated as set forth in "Option Price" below) of stock with respect to which ISOs, whether granted under the Plan or any other ISO plan of OXIS or its parent or subsidiary, are exercisable for the first time by an optionee during any calendar year. The above limitations are driven by provisions of the Code and are subject to change in the event that the relevant sections of the Code or regulations promulgated thereunder are amended.

  Option Price
  ------------

  The exercise price of a NQSO shall be not less than eighty-five percent (85%) of the fair market value of the shares underlying the Option on the date the Option is granted. The exercise price of an ISO shall be no less than one hundred percent (100%) of the fair market value of the shares on the date the Option is granted, unless the person to whom the Option is granted is a ten percent (10%) shareholder of OXIS in which case the exercise price shall be not less than one hundred ten percent (110%) of the fair market value of the shares on the date the Option is granted. The Plan Committee shall have the power, within certain limitations, to reduce the exercise price of outstanding Options.

  For purposes of the Plan, the fair market value of a share of OXIS' Common Stock on a given date shall be the closing price on the NASDAQ National Market System on the last trading day prior to the date of determination. The closing price per share of OXIS' Common Stock on March 27, 1997, on the NASDAQ National Market System was $1.00.

  The method of payment for shares issued upon exercise of Options granted under the Plan shall be determined by the Plan Committee and may consist of cash, cancellation of indebtedness, other shares of Common Stock and certain other methods permitted by law.

  Non-Employee Director Formula Option Grants
  -------------------------------------------

  No ISOs, SARs or stock bonuses shall be awarded or shares sold to Non-Employee Directors under the Plan. All grants of Options to Non-Employee Directors are automatic and nondiscretionary. Accordingly, no person shall have any discretion to select which such Non-Employee Directors shall be granted Options, to determine when such Options may be granted or to determine the number of shares of OXIS' Common Stock to be covered by Options granted to such Non-Employee Directors. All grants of Options to such Non-Employee Directors shall be made in strict accordance with the following provisions:

  (i) On the first business day following OXIS Board approval of the Plan, each Non-Employee Director received a NQSO covering 15,000 shares. The OXIS Board approved the Plan on June 15, 1994 and the closing price per share of OXIS' Common Stock was $3.50. Non-Employee Directors appointed by the OXIS Board or elected by the OXIS stockholders after such date shall receive a NQSO covering 15,000 shares on the first business day following such appointment or initial election. Thereafter, annually on the first business day following the 1995 Annual Meeting of OXIS' stockholders and the first business day following each annual meeting thereafter, each Non-Employee Director (other than one taking office for the first time as a result of his or her election at such meeting and therefore receiving a NQSO covering 15,000 shares) shall receive a NQSO covering 5,000 shares.

  (ii) The exercise price of such options shall be equal to one hundred percent (100%) of the fair market value of the shares on the date of grant determined as set forth under "Option Price" above.

  (iii) Such options shall be exercisable beginning six months after the date of the grant and their term shall be ten years.

  STOCK BONUSES

  The Plan Committee may award shares under the Plan as stock bonuses for no consideration or for such minimum consideration as may be required by applicable law in an amount and form as determined by the Plan Committee. An award of a stock bonus shall be subject to such terms, conditions and restrictions as the Plan Committee may impose in its sole discretion, including restrictions concerning transferability, repurchase and forfeiture. The recipient of a stock bonus must also satisfy any applicable federal, state or local tax withholding requirements.

  STOCK SALES

  The Plan Committee may issue shares of OXIS Common Stock under the Plan for such amount (no less than par value) and form of consideration as determined by the Plan Committee. A stock sale under the Plan shall be subject to such terms, conditions and restrictions as the Plan Committee may impose in its sole discretion, including restrictions concerning transferability, repurchase or forfeiture. The purchaser must also satisfy any applicable federal, state or local tax withholding requirements.

  STOCK APPRECIATION RIGHTS

  A SAR may be granted by the Plan Committee in tandem with an Option or as a freestanding SAR. No consideration shall be received by OXIS for the granting of SARs. Subject to the express provisions of the Plan, the exercise of a SAR shall be subject to such terms, conditions and restrictions as the Plan Committee may impose at its sole discretion, including restrictions concerning transferability, repurchase and forfeiture. The recipient of a SAR must also satisfy any applicable federal, state or local tax withholding requirements.

  A SAR shall be exercisable only at the time or times established by the Plan Committee; provided that no SAR shall be exercisable after the expiration of ten years from the date the SAR was granted. If a SAR is granted in connection with an Option, the SAR shall be exercisable only to the extent and on the same conditions that the related Option could be exercised and, upon exercise of such a SAR, any Option or any portion of such Option to which the SAR relates shall terminate. Similarly, upon the exercise of an Option to which a SAR relates, the SAR or portion thereof to which the Option relates shall terminate.

  The Plan Committee may accelerate the earliest exercise date of any SAR.

  NONASSIGNABILITY OF OPTIONS AND SARS

  Options and SARs granted pursuant to the Plan are nonassignable and nontransferable by the optionee or recipient, other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the optionee or recipient, only by the optionee or recipient or any permitted transferee.

  ADJUSTMENT UPON CHANGES IN CAPITALIZATION AND CORPORATE TRANSACTIONS

  In the event that the number of outstanding shares of Common Stock of OXIS is increased or decreased by a change in the capital structure of OXIS without consideration, such as stock splits or dividends, or, if a substantial portion of the assets of OXIS are distributed without consideration to the stockholders of OXIS in a spin-off or similar transaction, appropriate adjustments shall be made in the number or kind of shares available for Awards under the Plan, the number or kind of shares subject to outstanding Options or SARs and the exercise price per share of such Options.

  In the event of a merger, consolidation, or similar occurrence where OXIS is not the surviving corporation, or the sale of all or substantially all of the assets of OXIS, each outstanding Award shall be assumed or substituted by such successor corporation. In the event such successor corporation does not agree to assume or substitute such Awards or to provide substantially similar consideration to optionees or other recipients of Awards as was provided to stockholders, or in the event of a dissolution or liquidation of OXIS, OXIS shall notify each optionee or other recipient that the Awards shall expire on a date at least twenty (20) days after OXIS gives such written notice.

  TERMINATION OF EMPLOYMENT OR SERVICE THROUGH DEATH, DISABILITY OR OTHERWISE

  Under the Plan, in the event an optionee ceases to be employed by or to provide services to OXIS or any parent or subsidiary of OXIS (and, in the case of a NQSO, by or to any affiliate of OXIS) for any reason other than death or permanent and total disability, any Option which was exercisable at the date of termination may thereafter be exercised for a period of thirty (30) days. If termination results from death or permanent and total disability, any Option which was exercisable at the date of termination may thereafter be exercised for a period of twelve (12) months. However, in no event may any Option be exercised once its term has expired.

  PLAN AMENDMENT AND TERMINATION

  Except as described below, the Plan Committee may amend the Plan at any time or may terminate the Plan without stockholder approval. However, except with respect to SARs which may be withdrawn or amended at any time or may become subject to retroactive rules and regulations, no action may be taken which would impair the rights of any recipient of an Award without the consent of such recipient. In any event, the Plan will terminate on April 30, 2004.

  Stockholder approval is required for certain specified amendments to the Plan, including any amendment that increases the total number of shares for which Awards may be granted, extends the duration of the Plan, extends the period during and over which Options or SARs may be exercised under the Plan, or changes the class of persons eligible to receive awards granted under the Plan (except as may be required to comport with changes in the Code, ERISA or regulations promulgated thereunder).

  CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION REGARDING OPTIONS

  Options granted under the Plan may be either ISOs, as defined in Section 422 of the Code, or NQSOs.

  Incentive Stock Options
  -----------------------

  If an Option granted under the Plan is an incentive stock option, the optionee will recognize no income under the grant of the incentive stock option and incur no tax liability at the time of exercise unless the optionee is subject to the alternative minimum tax. OXIS will not be allowed a deduction for federal income tax purposes as a result of the exercise of the incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after the grant of the option and one year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of option exercise or the sale price of the stock. OXIS will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

  Nonqualified Stock Options
  --------------------------

  All Options which do not quality as incentive stock options under the Code are referred to as nonqualifed stock options. Generally, an optionee will not recognize any taxable income at the time the optionee is granted a nonqualified stock option. However, upon exercise of the Option, the optionee will recognize ordinary income for income tax purposes equal to the excess of the then fair market value of the shares over the option price. The income recognized by an optionee who is also an employee of OXIS will be subject to tax withholdings by OXIS by payment in cash or out of the current earnings paid to the optionee. OXIS will be allowed a deduction for federal tax purposes in an amount equal to the income recognized by the optionee so long as OXIS has met all applicable withholding requirements and so long as the exercise of the option by optionee does not cause OXIS to violate the limits on executive compensation set forth in Section 162(m) of the Code. If the optionee holds such shares for more than one year following exercise of the option, any gain realized upon disposition will be treated as long-term capital gain. If the shares are sold within one year after the exercise date, any gain realized upon disposition will be treated as short-term capital gain. The gain realized upon disposition will be the excess, if any, of the sales price over the tax basis of the shares.

  Tax Summary Only
  ----------------

  The foregoing summary of the effect of federal income taxation upon the optionee and OXIS with respect to the purchase of OXIS' shares under the Plan does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the provisions of the income tax laws of any municipality, state, or foreign country.

  OPTIONS RECEIVED BY CERTAIN PERSONS

  Options granted under the 1994 Stock Incentive Plan to certain individuals and groups of individuals since the inception of the Plan are set forth below:

                                                                               Number of
                                                                             Common Shares
                                                                            Underlying Grant
                                                                            ----------------
  Executive officers included in Summary Compensation Table:
     Ray R. Rogers, Chairman                                                     147,000
     Anna D. Barker, President and Chief Executive Officer                       142,000
     Timothy C. Rodell, Chief Operating Officer                                  325,000
     Jon S. Pitcher, Vice President, Chief Financial Officer
         and Secretary                                                            95,000

     Nominees for election as directors, other than Rogers and Barker, above:
     Timothy G. Biro                                                              25,000
     Brenda D. Gavin                                                                   0
     Stuart S. Lang                                                               20,000
     James D. McCamant                                                            20,000
     David A. Needham, Ph.D.                                                      25,000
     A.R. Sitaraman                                                               25,000

     All current executive officers, as a group                                  844,000

     All current directors who are not executive officers,
        as a group                                                               140,000

     All employees, excluding executive officers, as a group                     360,400

  STOCKHOLDER RIGHTS

  The recipient of an Award shall have no rights as a stockholder of OXIS with respect to any shares until the date such recipient is issued a stock certificate for such shares of OXIS.

  VOTE REQUIRED

  The approval of the amendment of OXIS' 1994 Stock Incentive Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Voting Stock. Consequently, abstentions will have the effect of a vote against the proposed amendment.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO OXIS' 1994 STOCK INCENTIVE PLAN AND THE RESERVATION OF AN ADDITIONAL 2,000,000 SHARES FOR ISSUANCE THEREUNDER. UNLESS OTHERWISE DIRECTED BY A STOCKHOLDER, PROXIES WILL BE VOTED "FOR" ADOPTION OF THIS AMENDMENT OF THE 1994 STOCK INCENTIVE PLAN AND RESERVATION OF AN ADDITIONAL 2,000,000 SHARES FOR ISSUANCE THEREUNDER.


                       SELECTION OF INDEPENDENT AUDITORS

  Deloitte & Touche LLP has been selected to act as the Company's principal accountant for the fiscal year ending December 31, 1997. Representatives of Deloitte & Touche are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and to respond to questions of stockholders.


                                 OTHER MATTERS

  The Board of Directors of the Company knows of no other matters which are to be brought before the Meeting. If any other matters should be presented for proper action, it is the intention of the persons named in the Proxy to vote in accordance with their discretion pursuant to the terms of the Proxy.

  It is important the Proxies be returned promptly. Therefore, stockholders who do not expect to attend the meeting in person are urged to fill in, sign, date and return the enclosed Proxy.

  A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, filed with the Securities and Exchange Commission, is being delivered simultaneously herewith to each stockholder of the Company of record as of March 28, 1997.

  The Company's stock transfer agent and registrar is Boston EquiServe, P.O. Box 644, Boston, MA 02102. Telephone: (800) 442-2001.

                                    OXIS INTERNATIONAL, INC.

                                    By Anna D. Barker, Ph.D.
                                    President and Chief Executive Officer

                           OXIS INTERNATIONAL, INC.

                            1994 STOCK INCENTIVE PLAN



        1.      PURPOSE. This 1994 Stock Incentive Plan ("Plan")1 is established
                -------
as a compensatory plan to attract, retain and provide equity incentives to selected persons to promote the financial success of OXIS International, Inc., a Delaware corporation (the "Company"). Capitalized terms not otherwise defined herein are defined in Section 21 of this Plan.

        2.      TYPES OF AWARDS. The Committee (as defined in Section 16 may,
                ---------------
from time to time, take the following actions under this Plan: (a) grant stock options ("Options") to acquire shares of the common stock, $0.50 par value, of the Company ("Common Stock") as provided in Sections 5 and 6; (b) award stock bonuses of Common Stock as provided in Section 8; (c) sell shares of the Common Stock as provided in Section 9; or (d) grant stock appreciation rights ("SARs") as provided in Section 10 (all of the foregoing shall be collectively referred to as the "Awards"). Options granted under this Plan may be either (a) incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (b) nonqualified stock options ("NQSOs"), as designated at the time of grant. The shares of stock that may be awarded, sold, purchased or acquired upon exercise of Options or SARs granted under this Plan (the "Shares") are shares of Common Stock.

        3.      NUMBER OF SHARES. The aggregate number of Shares that may be
                ----------------
issued under this Plan is 1,200,000 Shares2, subject to adjustment as provided in this Plan. If any Option or SAR expires, is terminated or is cancelled without being exercised in whole or in part, unissued Shares from such Option or SAR shall again be available under this Plan. Cash payments of SARs shall not reduce the number of Shares reserved for issuance under this Plan. If Shares sold or awarded as a bonus under the Plan are forfeited to the Company, the number of shares forfeited shall again be available under the Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options or SARs under this Plan.

        4.      ELIGIBILITY.
                -----------

                (a)     General Rules of Eligibility. Awards may be granted to
                        ----------------------------
employees, officers, directors, consultants, independent contractors and advisors (provided such consultants, independent contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction) of the Company or any Parent, Subsidiary or Affiliate of the Company. ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or a Parent or Subsidiary of the Company. Awards may be granted to directors of the Company who are not employees of either the


--------------
1 Approved by the Company's Board of Directors on June 15, 1994. Approved by the Company's Stockholders on September 7, 1994.
2  Increased from 1,200,000 shares to 2,200,000 shares effective June 13, 1996.

Company or a Subsidiary (a "Non-Employee Director") only pursuant to Section 6 of this Plan and in no event shall SARs or stock bonuses be awarded or Shares sold to Non-Employee Directors under this Plan. The Committee in its sole discretion shall select the recipients of Awards ("Participants"), subject to the restrictions set forth in the immediately preceding sentence. A Participant may be granted more than one Award under this Plan.

                (b)     Company Assumption of Awards. The Company may also,
                        ----------------------------
from time to time, assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either
(i) granting an Award under this Plan in replacement of the award assumed by the Company, or (ii) treating the assumed award as if it had been granted under this Plan if the terms of such assumed award could be applied to an award granted under this Plan. Such assumption shall be permissible if the holder of the assumed award would have been eligible to be granted an award hereunder if the other company had applied the rules of this Plan to such grant.

        5.      TERMS AND CONDITIONS OF OPTIONS. The Committee shall determine
                -------------------------------
whether each Option (other than Options granted pursuant to Section 6 of this Plan) is to be an ISO or an NQSO, the number of Shares subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                (a)     Form of Option Grant. Each Option granted under this
                        --------------------
Plan shall be evidenced by a written Stock Option Grant (the "Grant") in substantially the form attached hereto as Exhibit A or such other form as shall be approved by the Committee.

                (b)     Date of Grant. The date of grant of an Option shall be
                        -------------
the date on which the Committee makes the determination to grant such Option unless otherwise specified by the Committee and subject to applicable provisions of the Code. The Grant representing the Option will be delivered to the Optionee with a copy of this Plan within a reasonable time after the date of grant; provided, however, that with respect to Options other than Options granted pursuant to Section 6 of this Plan if, for any reason, including a unilateral decision by the Company not to execute an agreement evidencing such option, a written Grant is not executed within sixty (60) days after the date of grant, such option shall be deemed null and void. No Option shall be exercisable until such Grant is executed by the Company and the person receiving the Option (the "Optionee").

                (c)     Exercise Price. The exercise price of an NQSO shall be
                        --------------
not less than eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Option is granted. The exercise price of an ISO shall be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date the Option is granted. The exercise price of any ISO granted to a person owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("Ten Percent Stockholders") shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date the Option is granted.

                (d)     Exercise Period. Options shall be exercisable within the
                        ---------------
times or upon the events determined by the Committee as set forth in the Grant; provided, however that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, and provided further that no ISO granted to a Ten Percent Stockholder shall be exercisable after the expiration of five (5) years from the date the Option is granted.

                (e)     Limitations on Options. The aggregate Fair Market Value
                        ----------------------
(determined as of the time an Option is granted) of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed one hundred thousand dollars ($100,000). To the extent that the Fair Market Value of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year exceeds $100,000, such Options shall be treated as NQSOs. The foregoing shall be applied by taking Options into account in the order in which they were granted. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

                (f)     Options Non-Transferable. Options granted under this
                        ------------------------
Plan, and any interest therein, shall not be transferable or assignable by the Optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee or any permitted transferee.

                (g)     Assumed Options. In the event the Company assumes an
                        ---------------
option granted by another company in accordance with Section 4(b) above, the terms and conditions of such Option shall remain unchanged (except the exercise price and the number and nature of shares issuable upon exercise, which will be adjusted appropriately pursuant to Section 424 of the Code and the Treasury Regulations applicable thereto). In the event the Company elects to grant a new Option rather than assuming an existing option (as specified in Section 4), such new Option need not be granted at Fair Market Value on the date of grant and may instead be granted with a similarly adjusted exercise price.

                (h)     Restrictions on Shares. At the discretion of the
                        ----------------------
Committee, the Company may reserve to itself and/or its assignee(s) in the Grant a right of first refusal to purchase all Shares that an Optionee (or a subsequent transferee) may propose to transfer to a third party. The provisions of this Section 5(h) shall not apply to any Option granted pursuant to Section 6 of this Plan.

                (i)     Modification, Extension and Renewal of Options. The
                        ----------------------------------------------
Committee shall have the power to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of the Optionee, impair any rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee shall have the power to reduce the exercise price of outstanding Options; provided, however, that the exercise price per share may not be reduced below the minimum exercise price that would be permitted under Section 5(c) of this Plan for Options granted on the date the action is taken to reduce the exercise price. Notwithstanding any other provision of this Plan, the Committee may accelerate the earliest date or dates on which outstanding Options (or any installments thereof) are exercisable. The provisions of this Section 5(i) shall not apply to Options granted pursuant to Section 6 of this Plan.

        6.      DIRECTOR FORMULA OPTION GRANTS.
                ------------------------------

         Non-Employee Directors of the Company shall receive Options in accordance with the following terms:

                (a)     Formula Grant. On the first business day following
                        -------------
approval of this Plan by the Board of Directors of the Company (the "Board") (subject to the approval of the Plan by the stockholders of the Company pursuant to Section 15 hereof), each Non-Employee Director shall receive a NQSO for 15,000 Shares, and thereafter annually on the first business day following the 1995 annual meeting of stockholders of the Company and the first business day following each annual meeting thereafter shall receive a NQSO for 5,000 Shares. In the event any additional Non-Employee Director is appointed by the Board or elected by the stockholders, on the first business day following appointment by the Board or election by the stockholders, each such Non-Employee Director shall receive a NQSO for 15,000 Shares, and thereafter annually on the first business day following the annual meeting of stockholders shall receive a NQSO for 5,000 Shares.

                (b)     Terms of Grant. Options granted pursuant to this Section
                        --------------
6 shall be subject to the following terms:

                        (i)     Exercise Price and Payment Terms. The exercise
                                --------------------------------
price for the Options granted pursuant to this Section 6 shall be equal to one hundred percent (100%) of the Fair Market Value of the Shares on the date of the grant, payable in cash or otherwise in accordance with the alternatives specified in clauses (i), (ii), (iv), (v) and (vi) of Section 7(b) of this Plan.

                        (ii)    Term. The term of the Options shall be ten (10)
                                ----
years from the date the Option is granted.

                        (iii)   Exercise Period. The Options shall be
                                ---------------
exercisable beginning six (6) months after the date of the grant.

                        (iv)    Other Terms. The Options granted pursuant to
                                -----------
this Section 6 shall be evidenced by a written Stock Option Grant in substantially the form of Exhibit A or such other form of Stock Option Grant as is approved by the Committee and the Options are otherwise subject to the limitations of Section 5(f) of this Plan.

                (c)     Amendments. Notwithstanding Section 18 of this Plan, the
                        ----------
provisions of this Section 6 shall not be amended more frequently than permitted for formula plans meeting the conditions of Rule 16b-3 as promulgated by the Securities and Exchange Commission ("Rule 16b-3").

        7.      EXERCISE OF OPTIONS.
                -------------------

                (a)     Notices. Options may be exercised only by delivery to
                        -------
the Company of a written exercise agreement in a form approved by the Committee (which need not be the same for each Optionee), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding the Optionee's investment intent and access to information, if any, as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

                (b)     Payment. Payment for the Shares may be made in cash (by
                        -------
check) or, where approved by the Committee in its sole discretion at the time of grant and where permitted by law: (i) by cancellation of indebtedness of the Company to the Optionee; (ii) by surrender of shares of Common Stock of the Company already owned by the Optionee, having a Fair Market Value equal to the exercise price of the Option; (iii) by waiver of compensation due or accrued to Optionee for services rendered; (iv) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (v) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (vi) by any combination of the foregoing. Payment of the exercise price for Options granted pursuant to Section 6 shall be determined in accordance with Section 6.

                (c)     Withholding Taxes. Prior to issuance of the Shares upon
                        -----------------
exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable. Where approved by the Committee in its sole discretion, the Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares exercised. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined in accordance with Section 83 of the Code (the "Tax Date"). All elections by Optionees to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

                        (i) the election must be made on or prior to the applicable Tax Date;

                        (ii) once made, the election shall be irrevocable as to the particular Shares as to which the election is made;

                        (iii) all elections shall be subject to the consent or disapproval of the Committee;

                        (iv) if the Optionee is an officer or director of the Company or other person (in each case, an "Insider") whose transactions in the Company's Common Stock are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and if the Company is subject to
Section 16(b) of the Exchange Act, the election must be made at least six (6) months prior to the Tax Date and must otherwise comply with Rule 16b-3.

                (d)     Limitations on Exercise. Notwithstanding anything else
                        -----------------------
to the contrary in the Plan or any Grant, no Option may be exercisable later than the expiration date of the Option.

        8.      STOCK BONUSES. The Committee may award Shares under the Plan as
                -------------
stock bonuses. The certificates representing the Shares awarded shall bear any legends required by the Committee. The Company may award Shares as a stock bonus to a Participant for no consideration or for such minimum consideration as may be required by applicable law in an amount and form as determined by the Committee. The Company may also require any Participant receiving a stock bonus to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If such Participant fails to pay the amount demanded, the Company or any Parent or Subsidiary of the Company may withhold that amount from other amounts payable to such Participant by the Company or the Parent or Subsidiary, including salary, subject to applicable law. With the consent of the Committee and subject to such requirements as may be imposed by the Committee (including the requirements of Rule 16b-3, if applicable), a Participant may deliver Shares to the Company to satisfy the withholding obligation.

        9.      STOCK SALES. The Committee may issue Shares under the Plan for
                -----------
such amount and form of consideration as determined by the Committee; provided, however, that in no event shall the consideration be less than the par value of the Shares. The certificates representing the Shares shall bear any legends required by the Committee. The Company may require any Participant purchasing Shares issued under this Section 9 to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If such Participant fails to pay the amount demanded, the Company or any Parent or Subsidiary of the Company may withhold that amount from other amounts payable to such Participant by the Company or any Parent or Subsidiary of the Company, including salary, subject to applicable law. With the consent of the Committee and subject to such requirements as may be imposed by the Committee (including the requirements of Rule

16b-3, if applicable), such Participant may deliver Shares to the Company to satisfy the withholding obligation.

        10.     STOCK APPRECIATION RIGHTS.
                -------------------------

                (a)     Grant. SARs may be granted under this Plan in tandem
                        -----
with an Option or as a freestanding SAR by the Committee, subject to such rules, terms and conditions as the Committee prescribes.

                (b)     SARs Non-Transferable. SARs granted under this Plan, and
                        ---------------------
any interest therein, shall not be transferable or assignable by the Participant receiving such SARs, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution and shall be exercisable during the life of the Participant only by the Participant or any permitted transferee.

                (c)     Modification, Extension and Renewal of SARs. The
                        -------------------------------------------
Committee shall have the power to modify, extend or renew outstanding SARs and to authorize the grant of new SARs in substitution therefor, provided that any such action may not, without the written consent of the Participant holding a SAR, impair any rights under any SAR previously granted. Notwithstanding any other provision of this Plan, the Committee may accelerate the earliest date or dates on which outstanding SARs (or any installments thereof) are exercisable.

                (d)     Exercise.
                        --------

                        (i) A SAR shall be exercisable only at the time or times established by the Committee; provided, however, that no SAR shall be exercisable after the expiration of ten (10) years from the date the SAR is granted. If a SAR is granted in connection with an Option, the SAR shall be exercisable only to the extent and on the same conditions that the related Option could be exercised. Upon exercise of a SAR, any Option or portion thereof to which the SAR relates shall terminate. If a SAR is granted in connection with an Option, upon exercise of the Option, the SAR or portion thereof to which the Option relates shall terminate.

                        (ii) The Committee may withdraw any SAR granted under this Plan at any time for any reason or no reason whatsoever and may impose any terms, conditions, or restrictions upon the exercise of a SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs. Such rules and regulations may govern the right to exercise SARs granted before adoption or amendment of such rules and regulations as well as SARs granted thereafter.

                        (iii) Each SAR shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the Fair Market Value on the date of exercise of one Share over its Fair Market Value on the date of grant (or, in the case of a SAR granted in connection with an Option, the option exercise price per Share under the Option to which the SAR relates), multiplied by the number of Shares covered by the SAR or the Option, or portion thereof, that is surrendered. No SAR shall be exercisable at a time that the amount determined under this subsection is negative. Payment by the Company upon exercise of an SAR may be made in Shares valued at Fair Market Value, in cash, or partly in Shares and partly in cash, all as determined by the Committee.

                        (iv) A fractional Share shall not be issued upon exercise of a SAR and any fractions of a Share that would have resulted shall either be cashed out at Fair Market Value or the number of Shares issuable under the SAR shall be rounded down to the nearest whole number, as determined by the Committee.

                        (v) Each Participant who has exercised a SAR shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If such Participant fails to pay the amount demanded, the Company or any Parent or Subsidiary of the Company may withhold that amount from other amounts payable to such Participant by the Company or any Parent or Subsidiary, including salary, subject to applicable law. With the consent of the Committee and subject to such requirements as may be imposed by the Committee (including the requirements of Rule 16b-3, if applicable), a Participant may satisfy this obligation, in whole or in part, by having the Company withhold from any Shares to be issued upon the exercise that number of Shares that would satisfy the withholding amount due or by delivering Shares to the Company to satisfy the withholding amount.

                        (vi) Upon the exercise of a SAR for Shares, the number of Shares reserved for issuance under this Plan shall be reduced by the number of Shares issued.

        11.     PRIVILEGES OF STOCK OWNERSHIP. No Participant receiving any
                -----------------------------
Award under this Plan shall have any of the rights of a stockholder with respect to any Shares until the date of issue to the Participant of a stock certificate for such Shares. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date, except as provided in this Plan. The Company shall provide to each Optionee and each Participant holding SARs a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as such statements are released by the Company to its stockholders.

        12.     NO OBLIGATION TO EMPLOY; NO RIGHT TO FUTURE GRANTS. Nothing in
                --------------------------------------------------
this Plan or any Award granted under this Plan shall confer on any Participant any right (a) to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate the Participant's employment or other relationship at any time, with or without cause, or (b) to have any Award(s) granted to such Participant under this Plan, or any other plan, or to acquire any other securities of the Company, in the future.

        13.     ADJUSTMENT OF AWARD SHARES. In the event that the number of
                --------------------------
outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, or if a substantial portion of the assets of the Company are distributed, without consideration in a spin-off or similar transaction, to the stockholders of the

Company, the number or kind of Shares available for Awards under this Plan, the number or kind of Shares subject to outstanding Options or SARs and the exercise price per Share of such Options, shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that a fractional Share shall not be issued upon exercise of any Option or SAR and any fractions of a Share that would have resulted shall either be cashed out at Fair Market Value or the number of Shares issuable under the Option or SAR shall be rounded down to the nearest whole number, as determined by the Committee; provided further, that the exercise price may not be decreased to below the par value, if any, for the Shares.

        14.     ASSUMPTION OF AWARDS BY SUCCESSORS.
                ----------------------------------

                (a) In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary or a Parent or where there is no substantial change in the stockholders of the corporation and the Awards granted under this Plan are assumed by the successor corporation), or (ii) the sale of all or substantially all of the assets of the Company, any or all outstanding Awards shall be assumed by the successor corporation, which assumption shall be binding on all Participants, an equivalent Award shall be substituted by such successor corporation or the successor corporation shall provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Participants' Awards such as the exercise price and the vesting schedule of Options), and, in the case of outstanding shares subject to a repurchase option, issue substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.

                (b) In the event such successor corporation, if any, refuses to assume or substitute, as provided above, pursuant to an event described in subsection (a) above, or in the event of a dissolution or liquidation of the Company, the Awards shall, notwithstanding any contrary terms in the Grant or other agreement pertaining to any such Award, expire on a date specified in a written notice given by the Committee to the Participants specifying the terms and conditions of such termination (which date must be at least twenty (20) days after the date the Committee gives the written notice).

        15.     ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall become
                ---------------------------------
effective on the date that it is adopted by the Board. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. The Company will comply with the requirements of Rule 16b-3 (or its successor) with respect to stockholder approval. Options and SARs may be granted under the Plan at any time after the date the Plan is adopted by the Board, subject to Section 17. However, no Option or SAR granted under this Plan shall become exercisable until the Plan is approved by the stockholders, and all grants under this Plan prior to such approval shall be conditioned on and subject to such approval. No Shares may be awarded as bonuses or sold under this Plan until the Plan has been adopted by the Board and approved by the stockholders of the Company pursuant to this Section 15.

        16.     ADMINISTRATION. This Plan may be administered by the Board or a
                --------------
Committee appointed by the Board (the "Committee"). If all of the directors are not Disinterested Persons, the Board shall appoint a Committee consisting of not less than two directors, each of whom is a Disinterested Person and at all times during which the Company is registered under the Exchange Act, the Committee shall be comprised of Disinterested Persons. As used in this Plan, references to the "Committee" shall mean either such Committee or the Board if no committee has been established. The interpretation by the Committee of any of the provisions of this Plan, any related agreements, or any Option or SAR granted or other Award received pursuant to this Plan shall be final and binding upon the Company and all persons having an interest in any Award or any Shares purchased pursuant to an Option, stock sale or SAR or received pursuant to any other Award. Subject to the express provisions of the Plan, the Committee may impose any terms, conditions, and restrictions on Awards, including the exercise of an Option or SAR, Shares awarded as a stock bonus, or Shares issues under Section 9 of this Plan. The restrictions may include, without limitation, restrictions concerning transferability, repurchase by the Company, and forfeiture of the Shares issued, such as the type of restrictions set forth in Section 5(h) of this Plan.

        17.     TERM OF PLAN. Options or SARs may be granted pursuant to this
                ------------
Plan and stock bonuses may be awarded under this Plan and Shares may be sold under this Plan from time to time on or prior to April 30, 2004, a date which is less than ten years after the earlier of the date of approval of this Plan by the Board or the stockholders of the Company pursuant to Section 15 of this Plan.

        18.     AMENDMENT OR TERMINATION OF PLAN. The Board or Committee may, at
                --------------------------------
any time, amend, alter, suspend or discontinue the Plan, but, except as provided in Section 10(d)(ii) of this Plan, no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Participant under any Award theretofore granted, without his or her consent, or which, without the approval of the stockholders of the Company, would:

                (a) except as provided in Section 13 of the Plan, increase the total number of Shares reserved for the purposes of the Plan;

                (b)     extend the duration of the Plan;

                (c) extend the period during and over which Options or SARs may be exercised under the Plan; or

                (d) change the class of persons eligible to receive Awards granted hereunder (except as may be required to comport with changes in the Code, ERISA or regulations promulgated thereunder).

Without limiting the foregoing, the Committee may at any time or from time to time authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.

        19.     APPLICABLE LAW AND REGULATIONS. The obligations of the Company
                ------------------------------
under this Plan are subject to the approval of state and federal authorities or agencies with jurisdiction over the subject matter hereof. The Company shall not be obligated to issue or deliver Shares under this Plan if such issuance or delivery would violate applicable state or federal securities laws, or if compliance with such laws would, in the opinion of the Company, be unduly burdensome or require the disclosure of information which would not be in the Company's best interests.

        20.     SECTION 16 CONSIDERATIONS. With respect to persons subject to
                -------------------------
Section 16 of the Exchange Act, Awards granted or awarded under the Plan, the cash settlement of SARs and the tax withholding provisions of this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or any action by the Committee fails to so comply, any such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee. Persons subject to Section 16 of the Exchange Act are advised that there may be considerations relevant to transactions they engage in with respect to the Awards or the Shares (in addition to the provisions of the Plan or actions of the Committee) which may determine whether such transactions comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. Such considerations may include, by way of example, restrictions on the exercise of SARs during the first six (6) months following the date of grant and resales of Shares acquired upon receipt of an Award or exercise of an Option.

        21.     CERTAIN DEFINITIONS. As used in this Plan, the following terms
                -------------------
shall have the following meanings:

                (a) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Award, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                (b) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                (c) "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                (d) "Disinterested Persons" shall have the meaning set forth in Rule 16b-3(c)(2) as promulgated by the Securities and Exchange Commission under Section 16(b) of the

Exchange Act, as such rule is amended from time to time and as interpreted by the Securities and Exchange Commission.

                (e) "Fair Market Value" shall mean the fair market value of the Shares as determined by the Committee from time to time in good faith. If a public market exists for the Shares, the Fair Market Value shall be the average of the last reported bid and asked prices for Common Stock of the Company on the last trading day prior to the date of determination or, in the event the Common Stock of the Company is listed on a stock exchange or is a Nasdaq National Market security, the Fair Market Value shall be the closing price on such exchange or system on the last trading day prior to the date of determination.

                                    EXHIBIT A

                               STOCK OPTION GRANT


Optionee:  --------------------------------------------------

Address:   --------------------------------------------------

           --------------------------------------------------

Total Shares Subject to Option: -----------------------------

Exercise Price Per Share: -----------------------------------

Date of Grant: ----------------------------------------------

Expiration Date of Option: ----------------------------------

Type of Stock Option:     Incentive: ------------------------

                          Nonqualified: ---------------------


      1.  Grant Of Option. OXIS International, Inc., a Delaware corporation (the
          ---------------
"Company"), hereby grants to the optionee named above ("Optionee") an option (this "Option") to purchase the total number of shares of common stock of the Company set forth above (the "Shares") at the exercise price per share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this grant and the Company's 1994 Stock Incentive Plan, as amended to the date hereof (the "Plan"). If designated as an incentive stock option above, this Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

      2.  Exercise Period of Option. The option rights granted hereunder are
          -------------------------
exercisable during the time period or periods, and as to the number of Shares exercisable during each time period, as follows:

      _______ Shares, or any part thereof, may be exercised at any time or times, from and including ______ to and including ______;

      An additional ______ Shares, or any part thereof, may be exercised at any time or times, from and including _____ to and including_____;

      An additional ______ Shares, or any part thereof, may be exercised at any time or times, from and including ______ to and including_____;

                              Exhibit A - Page 1

      An additional ______ Shares, or any part thereof, may be exercised at any time or times, from and including _____ to and including_____;

      An additional ______ Shares, or any part thereof, may be exercised at any time or times, from and including ______ to and including_____.


      Notwithstanding the above, (i) the Committee or to the extent a Committee has not been appointed, the Board of Directors (it being understood in such event reference herein to the Committee shall mean the Board of Directors), in its sole discretion, may, upon written notice to the Optionee, accelerate the earliest date or dates on which any of the Option rights granted hereunder are exercisable, (ii) the minimum number of Shares that may be purchased upon any partial exercise of the Option is One Hundred (100) Shares, and (iii) this Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date. The portion of Shares as to which an Option is exercisable in accordance with the above schedule as of the applicable dates shall be deemed "Vested Options."

      3.  Restriction on Exercise. This Option may not be exercised unless such
          -----------------------
exercise is in compliance with the Securities Act of 1933, as amended, and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or over-the-counter market on which the Company's Common Stock may be listed or quoted at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

      4.  Termination of Option. Except as provided below in this Section 4,
          ---------------------
this Option shall terminate and may not be exercised if Optionee ceases to be employed by, or provide services to, the Company or by any Parent or Subsidiary of the Company (or, in the case of a nonqualified stock option, by or to any Affiliate of the Company). Optionee shall be considered to be employed by the Company for all purposes under this Section 4 if Optionee is an officer, director or full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company or if the Committee determines that Optionee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. The Committee shall have discretion to determine whether Optionee has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated (the "Termination Date").

      5.  Termination Generally. If Optionee ceases to be employed by the
          ---------------------
Company and all parents, subsidiaries or affiliates of the Company for any reason except death or disability, the vested options, to the extent (and only to the extent) exercisable by Optionee on the Termination Date, may be exercised by Optionee, but only within thirty (30) days after the Termination Date; provided that this option may not be exercised in any event after the expiration date.

      6.  Death or Disability. If Optionee's employment with the Company and all
          -------------------
Parents, Subsidiaries and Affiliates of the Company is terminated because of the death of Optionee or the permanent and total disability of Optionee within the meaning of Section 22(e)(3) of the Code,

                              Exhibit A - Page 2
the Vested Options, to the extent (and only to the extent) exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee's legal representative), but only within twelve (12) months after the Termination Date; and provided further that this Option may not be exercised in any event later than the Expiration Date.

      7.  No Right to Employment. Nothing in the Plan or this Grant shall
          ----------------------
confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee's employment or other relationship at any time, with or without cause.

      8.  Manner of Exercise.
          ------------------

          (a) Exercise Agreement. This Option shall be exercisable by delivery
              ------------------
to the Company of an executed written Stock Option Exercise Agreement in the form attached hereto as Exhibit 1, or in such other form as may be approved by the Company, which shall set forth Optionee's election to exercise some or all of this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

          (b) Exercise Price. The Stock Option Exercise Agreement shall be
              --------------
accompanied by full payment of the Exercise Price for the Shares being purchased. Payment for the Shares may be made in cash (by check), or, where permitted by law, by any of the following methods approved by the Committee at the date of grant of this Option, or any combinations thereof:

[_]      by cancellation of indebtedness of the Company to the Optionee;

[_] by surrender of shares of Common Stock of the Company already owned by the Optionee, or which were obtained by Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option;

[_] by waiver of compensation due or accrued to Optionee for services rendered;

[_] provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

[_] provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise this option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such

                              Exhibit A - Page 3

      Shares to forward the exercise price directly to the Company.

      9.  Withholding Taxes. Prior to the issuance of the Shares upon exercise
          -----------------
of this Option, Optionee must pay or make adequate provision for any applicable federal or state withholding obligations of the Company. The Optionee may provide for payment of Optionee's minimum statutory withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld, all as set forth in Section 7(c) of the Plan. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares exercised.

      10. Issuance of Shares. Provided that such notice and payment are in
          ------------------
form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee's legal representative.

      11. Notice of Disqualifying Disposition of ISO Shares. If the Option
          -------------------------------------------------
granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after exercise of the ISO with respect to the Shares to be sold or disposed of, the Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from any such early disposition by payment in cash or out of the current wages or other earnings payable to the Optionee.

      12. Nontransferability of Option. This Option may not be transferred in
          ----------------------------
any manner other than by will or by the law of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee or other permitted transferee. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of the Optionee.

      13. Federal Tax Consequences. Set forth below is a brief summary, as of
          ------------------------
the date this form of Option Grant was adopted, of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

      14. Exercise of ISO. If this Option qualifies as an ISO, there will be no
          ---------------
regular federal income tax liability upon the exercise of this Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal income tax purposes and may subject the Optionee to an alternative minimum tax liability in the year of exercise.

      15. Exercise of Nonqualified Stock Option. If this Option does not
          -------------------------------------
qualify as an ISO, there may be a regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates)

                              Exhibit A - Page 4
equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.


      16. Disposition of Shares. In the case of a nonqualified option, if
          ---------------------
Shares are held for at least one year before disposition, any gain on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes. In the case of an ISO, if Shares are held for at least one year after the date of exercise and at least two years after the Date of Grant, any gain on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes. If Shares acquired pursuant to an ISO are disposed of within such one-year or two-year periods (a "disqualifying disposition"), gain on such disqualifying disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price (the "Spread"). Any gain in excess of the Spread shall be treated as capital gain.

      17. Interpretation. Any dispute regarding the interpretation of this Grant
          --------------
shall be submitted by Optionee or the Company to the Company's Board of Directors or the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and Optionee.

      18. Entire Agreement. The Plan and the Stock Option Exercise Agreement
          ----------------
attached hereto as Exhibit 1 are incorporated herein by this reference. This Grant, the Plan and the Stock Option Exercise Agreement constitute the entire agreement of the parties hereto and supersede all prior undertakings and agreements with respect to the subject matter hereof.

                              Exhibit A - Page 5

                                         OXIS INTERNATIONAL, INC.,
                                         a Delaware corporation



                                         By: --------------------------------

                                         Name: ------------------------------

                                         Title: -----------------------------




         ACCEPTANCE

         Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Stock Option Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax advisor prior to such exercise or disposition.


                                         OPTIONEE


                                         ------------------------------------
                                         [Signature]

                                         ------------------------------------
                                         [Print Name]

                                         ------------------------------------
                                         [Date]


                              Exhibit A - Page 6

                                    EXHIBIT 1
                              TO STOCK OPTION GRANT

                         STOCK OPTION EXERCISE AGREEMENT



         This Agreement is made this ____ day of ________, 19__ between OXIS International, Inc., a Delaware corporation (the "Company"), and the optionee named below ("Optionee").


Optionee:  ___________________________________________________
Social Security Number:  _____________________________________
Address: _____________________________________________________
         _____________________________________________________
Number of Shares Purchased:  _________________________________
Price Per Share: _____________________________________________
Aggregate Purchase Price:  ___________________________________
Date of Option Grant:
Type of Stock Option:     Incentive: _________________________
                          Nonqualified: ______________________

         Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Option Grant, as follows [check as applicable and complete]:

[_] cash (check) in the amount of $_____, receipt of which is acknowledged by the Company;

[_] by delivery of __________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current fair market value of $_________ per share (determined in accordance with the Plan);

[_] by the waiver hereby of compensation due or accrued for services rendered in the amount of $______;

[_] by delivery of a "same day sale" commitment from the Optionee and a broker dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price of $_________ and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company (this payment method may be used only if a public market for

                              Exhibit 1 - Page 1
         the Company's stock exists); or

[_] by delivery of a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise this option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price of $_________ directly to the Company (this payment method may be used only if a public market for the Company's stock exists).

         The Company and Optionee hereby agree as follows:

      1.  Purchase of Shares. On this date and subject to the terms and
          ------------------
conditions of this Agreement, Optionee hereby exercises the Stock Option Grant between the Company and Optionee dated as of the Date of Option Grant set forth above (the "Grant"), with respect to the Number of Shares Purchased set forth above of the Company's Common Stock (the "Shares") at an aggregate purchase price equal to the Aggregate Purchase Price set forth above (the "Purchase Price") and the Price per Share set forth above (the "Purchase Price Per Share"). The term "Shares" refers to the Shares purchased under this Agreement and includes all securities received (a) in replacement of the Shares, and (b) as a result of stock dividends or stock splits in respect of the Shares. Capitalized terms used herein that are not defined herein have the definitions ascribed to them in the Plan or the Grant.

      2.  Representations of Purchaser. Optionee represents and warrants to the
          ----------------------------
Company that:

         Optionee has received, read and understood the Plan and the Grant and agrees to abide by and be bound by their terms and conditions.

         Optionee is fully aware of (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; and (iii) the potential lack of liquidity of the Shares [and the restrictions on transferability of the Shares (e.g., that Optionee may not be able to sell or dispose of the Shares or use them as collateral for loans)].

         Optionee is capable of evaluating the merits and risks of this investment, has the ability to protect Optionee's own interests in this transaction and is financially capable of bearing a total loss of this investment.

      [Optionee is purchasing the Shares for Optionee's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "1933 Act")].

      [Optionee has no present intention of selling or otherwise disposing of all or any portion of the Shares.]

                              Exhibit 1 - Page 2

      3.  [Compliance with Securities Laws. Optionee understands and
          -------------------------------
acknowledges that the Shares have not been registered under the 1933 Act and that, notwithstanding any other provision of the Grant to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the 1933 Act and all applicable state securities laws. Optionee agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the 1933 Act pursuant to [the Company will check the applicable box]:

[_]   Section 4(2) of the 1933 Act

[_]   Other:   _________________________________.]

      4.  Federal Restrictions on Transfer. (a) Optionee understands that the
          --------------------------------
Shares must be held indefinitely unless they are registered under the 1933 Act or unless an exemption from such registration is available and that the certificate(s) representing the Shares will bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares, and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.]

      5.  [Rule 144. Optionee has been advised that Rule 144 promulgated under
           --------
 the 1933 Act, which permits certain resales of unregistered securities, requires that a minimum of two (2) years elapse between the date of acquisition of Shares from the Company or an affiliate of the Company and any resale under Rule 144.]

      6.  State Law Restrictions on Transfer. Optionee understands that
          ----------------------------------
transfer of the Shares may be restricted by applicable state securities laws, and that the certificate(s) representing the Shares may bear a legend or legends to that effect.

      7.  [Legends. Optionee understands and agrees that the certificate(s)
           -------
representing the Shares will bear a legend in substantially the following form, in addition to any other legends required by applicable law:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT'), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH."]

         [BRACKETED SECTIONS APPLY ONLY IF THE SHARES HAVE NOT BEEN REGISTERED UNDER THE 1933 ACT]

                              Exhibit 1 - Page 3

      8.  Stop-Transfer Notices. Optionee understands and agrees that, in
          ---------------------
order or ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

      9.  Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER
          ----------------
ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

      10. Entire Agreement. The Plan and Grant are incorporated herein by
          ----------------
reference. This Agreement, the Plan and the Grant constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to conflict of laws.



OPTIONEE                                    OXIS INTERNATIONAL, INC.,
                                            a Delaware Corporation


By: ------------------------------          By: -----------------------------

Name: ----------------------------          Name: ---------------------------

Address: -------------------------          Title: --------------------------

         -------------------------


                              Exhibit 1 - Page 4

                            OXIS INTERNATIONAL, INC.

           PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Anna D. Barker and Ray R. Rogers, and each of them, as Proxies, each with the power to appoint his or her substitute, to represent and to vote, as designated on the reverse side, all the shares of Common Stock, Series B Preferred Stock and Series C Preferred Stock of OXIS International, Inc., held of record by, or otherwise entitled to be voted by, the undersigned on March 28, 1997 at the 1997 Annual Meeting of Stockholders of OXIS International, Inc., to be held on May 9, 1997 and any adjournment or postponement thereof.



                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                SEE REVERSE SIDE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTIONS ARE INDICATED, THE PROXIES WILL VOTE FOR PROPOSALS 1, 2 AND 3.

1.  ELECTION OF DIRECTORS
NOMINEES: Anna D. Barker, Ph.D.; Timothy G. Biro; Brenda Gavin; Stuart S. Lang; James D. McCamant; David A. Needham, Ph.D.; Ray R. Rogers; A.R. Sitaraman

FOR            WITHHELD         FOR ALL NOMINEES EXCEPT AS NOTED
    ------              ------                                   --------------

2. To approve the proposal to amend the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 40,000,000 to 50,000,000 shares.

FOR            WITHHELD         ABSTAIN
    ------              ------          ------

3. To approve the proposal to amend the 1994 Stock Incentive Plan increasing the number of shares of Common Stock available for issuance thereunder by 2,000,000, to an aggregate of 4,200,000.

FOR            WITHHELD         ABSTAIN
    ------              ------          ------

4.  OTHER MATTERS
  The Proxies are authorized to vote in their discretion, upon such other matters as may properly come before the meeting, and any adjournment or postponement thereof.

  PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE RETURN ENVELOPE
                                              --------
                                   ENCLOSED.

If stock is held jointly, signature should include both names. If stock is held by executors, administrators, trustees, guardians and others signing in a representative capacity, please give full title. If stock is held by a corporation, please sign in full corporate name and give name and title of authorized officer. If stock is held by a partnership, please sign in partnership name by authorized person.

                         Signature:                     Date:
                                   -------------------       ------------

                         Signature:                     Date:
                                   -------------------       ------------